Exhibit 5 to
                Offering Memorandum and Disclosure Statement

                             Pending Litigation




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                                                   Disclosure Statement Exhibit "5"
                                                          Pending Litigation



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NO.                 LAWSUIT/CLAIMS                                     TOTAL CLAIMS/RELIEF SOUGHT:
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
1.         ZiLOG, Inc. v. Speedfam IPEC       ZiLOG filed suit against Speedfam IPEC ("Speedfam"), seeking damages for:

           Idaho State Court                  o    Amounts paid to Speedfam for the Oxide Tool;

           Filed on June 11, 2001             o    Loss of revenues that were to be generated by the Oxide Tool;

                                              o    Costs of all consumable parts used to operate the Oxide Tool; o Costs to process wafers using another oxide process tool; o Costs that
                                                   ZiLOG incurred to replace defective parts of the Oxide Tool;

                                              o    Costs associated with ZiLOG's purchase of peripheral systems and parts to be used with the Oxide Tool;

                                              o    The cost of a suitable replacement system; and

                                              o    Lost employee time and productivity while ZiLOG attempted to implement the Oxide Tool, cure defects in the Oxide Tool and respond to problems created by the Oxide Tool.

                                              ZiLOG also seeks to recover its attorneys' fees.

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2.         Speedfam IPEC v. ZiLOG, Inc.       Speedfam filed suit against ZiLOG, seeking:

           Arizona State Court                o    Payment on the Oxide Tool and the Tungsten Tool, ranging from
           Filed on June 13, 2001                  $1,088,500 to $1,456,200;

                                              o    Prejudgment interest; and

                                              o    Attorneys' fees. On August 29, 2001, the court granted ZiLOG's motion to stay the Arizona lawsuit pending resolution of the Idaho action described above.

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3.         ZiLOG, Inc. v. Pacific Indemnity   ZiLOG filed an action against Pacific Indemnity Company ("Pacific"), Federal
           Company et al.                     Insurance Company ("Federal") and Chubb & Sons, Inc. ("Chubb" and together
           Case No. CV759665                  with Pacific and Federal, the "Defendants"):

           (Superior Court of the State of    o        Seeking a declaration that Pacific owed an unconditional duty to
           California, County of Santa              defend ZiLOG in the underlying Ko and Santana actions that was not
           Clara)                                   subject to Pacific's right of reimbursement or reservation of rights
           Filed on July 29, 1996                   on a retroactive basis;

                                              o    Claiming that Pacific and Federal have a duty to indemnify ZiLOG in the amount of the settlement that ZiLOG was obligated to pay in the
                                                   Ko action;

                                              o    Claiming that Pacific breached its duty to defend ZiLOG with an adequate defense or otherwise not taking steps to protect ZiLOG against Plaintiff's claims for damages in Ko;

                                              o    Claiming that Pacific and Federal breached their duties to ZiLOG by not paying fees and defenses incurred or actual sanctions assessed in connection with the Ko Plaintiffs' motion for sanctions; and

                                              o    Alleging that Chubb, which handled the defense of the Santana and Ko actions on behalf of Pacific and Federal, was negligent.

                                              Through the action, ZiLOG seeks:

                                              o    A judicial declaration of the duties owed it by Pacific and Federal;


                                              o    Compensatory damages according to proof; and

                                              o    Prejudgment interests and costs of suit and attorneys' fees incurred by ZiLOG in bringing the action.

                                              A hearing for ZiLOG's renewed motion for summary adjudication that Pacific was obligated to defend the entirety of the actions brought by Plaintiffs in the Ko and Santana cases was made on November 20, 2001. This motion was denied.

                                              A mediation is scheduled for February 18, 2002. A trial setting conference is scheduled for March 19, 2002.

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4.         Cross-complainant Pacific          Through the cross-complaint, Pacific seeks:
           Indemnity Company v. ZiLOG, Inc.   o    Reimbursement of fees and expenses and indemnification amounts incurred
           Case No. CV759665                       in defending and resolving the Santana and Ko lawsuits,
           (Superior Court of the State of         totaling $6.38 million plus interest; and
           California, County of Santa Clara)
                                              o    Costs of suit including attorneys' fees.

                                              On May 19, 1999, Pacific voluntarily dismissed without prejudice its cause
                                              Filed on August 22, 1997 of action for reimbursement of defense costs in
                                              Santana.

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5.         Other claims pending or            In the aggregate, these claims are less than $600,000 and, as such, do not
           threatened against ZiLOG, Inc.     comprise a material loss contingency.
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